Exhibit 99.2

December 8, 2019

Dear Synthorx Employees,

I have exciting news to share with you about a significant announcement we have made describing Sanofi’s intent to acquire Synthorx. Attached is a copy of the press release announcing the proposed transaction.

As a company, we have one-of-a-kind DNA and as individuals we are all unique, but together we have always been one for patients. We have a common goal to improve the lives of people with cancer and autoimmune disorders through our proprietary, first-of-its kind platform technology designed to create optimized biologics. We should all be extremely proud of the scientific impact we are making and the tremendous success of our company. The acquisition of Synthorx by Sanofi gives us reach and impact that we could not have had alone. We know THOR-707 and our cytokine Synthorins have tremendous potential, but to help the greatest number of patients, we need studies combining our drugs with other agents. Now we have a greater ability to do this.

It is important for me to emphasize that this development was a direct result of the hard work and dedication of all our Synthoricians, our founder Floyd Romesberg, the COI team and our many partners that have helped us along the way. The addition of Synthorx to the Sanofi family creates an opportunity for us to become part of a company that is a market leader in healthcare, furthering our mission to prolong and improve the lives of people with cancer and autoimmune disorders. Sanofi is a global leader in the areas of oncology and the treatment of autoimmune disorders, providing comprehensive clinical laboratory and end-to-end drug development services.

The acquisition of Synthorx advances Sanofi’s strategy to deliver world-class oncology and autoimmune disorder therapies. Our technology complements Sanofi’s extensive cancer and autoimmune disorder products and product candidate pipeline. Additionally, Sanofi can leverage its significant in-place infrastructure to further develop and commercialize the product candidates Synthorx is working to develop. For Synthorx, becoming part of Sanofi helps us advance our cytokine Synthorins and our technology platform with greater efficiency and resources.

Looking to next steps, we expect the transaction to close in the first quarter of 2020, subject to customary closing conditions and regulatory approvals. We will be making the required filings with the SEC regarding the transaction, and as soon as we have additional information to share, we will be in touch with you. We greatly appreciate your understanding of the situation, as we are limited in what we are able to communicate at this point, but please rest assured that we will provide you with additional information as the process unfolds.

Until the closing of the proposed transaction, we will continue to operate as an independent company and continue to focus on our key objectives for our pipeline and technology platform. Today’s announcement should have no impact on our day-to-day operations, and it is important that we all stay focused on our daily responsibilities. Our unwavering commitment to designing and building optimized therapeutics and a new generation of tailored medicines is what has made this tremendous opportunity possible. Please stay focused on that commitment.

I also want to take this opportunity to emphasize how the Synthorx board of directors, the Synthorx executive team, and I value and appreciate the important contributions you have made — and make — each and every day. It is your hard work that has been the foundation of our success, and I am confident that we will continue to thrive under Sanofi’s management.

I believe that this opportunity is the best result for Synthorx, its employees and the patients we serve. This was a decision that management and the board of directors did not enter into casually. I would like to thank you for your continued dedication, support, and contribution, particularly over the last year, which has resulted in tremendous progress and success for our company. The success that we have experienced, has allowed us to become a pioneer in our industry and has made this transaction possible.

As I am sure you can imagine, this announcement is likely to generate increased amounts of inquiries regarding our company. As always, it is important that we speak with one voice. If you receive any inquiries, please immediately forward them to either me or our General Counsel, Chris Kuhlen.

We truly appreciate your cooperation.

On December 13th, we will hold a company-wide meeting to share some additional details with you surrounding the transaction. I expect that you have a lot of questions, and although we do not yet have all of the answers in place, we will provide you with as much information as we can. Thank you for your continued commitment and dedication to Synthorx.

Sincerely Yours,

Laura Shawver

President and CEO

Forward-Looking Statements

This communication contains forward-looking statements. Forward-looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. Although Synthorx’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Synthorx, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, risks relating to the ability to complete and the timing of completion of the transactions contemplated by the merger agreement including the parties’ ability to satisfy the conditions to the consummation of the tender offer and the other conditions set forth in the merger agreement and the possibility of any termination of the merger agreement. The forward-looking statements contained in this communication are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the tender offer and the merger; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the tender offer or the merger; the effects of disruption from the transactions of Synthorx’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees or vendors. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on the companies’ consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in in Synthorx’s public filings with the SEC from time to time, including Synthorx’s most recent Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Synthorx’s stockholders and investors are cautioned not to unduly rely on these forward-looking statements. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Synthorx does not undertake any obligation to update or revise any forward-looking information or statements.

About the Tender Offer

The tender offer for the outstanding shares of Synthorx common stock referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that will be filed with the SEC upon the commencement of the tender offer. At the time the tender offer is commenced, Sanofi and Purchaser will file a Tender Offer Statement on Schedule TO with the SEC, and Synthorx will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. SYNTHORX STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SYNTHORX SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES.

The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of Synthorx at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be available free of charge at the SEC’s web site, http://www.sec.gov, or under the “Investors & Media” section of Synthorx’s website, www.synthorx.com. Free copies of these materials and certain other offering documents will be sent to Synthorx’s stockholders by the information agent for the tender offer.

Additional Information

In addition to the Solicitation/Recommendation Statement, Synthorx files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Synthorx at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Synthorx’s filings with the SEC are also available to the public from commercial document-retrieval services and the SEC’s website at http://www.sec.gov.